Exhibit 10.7

English Translation

Supplementary Agreement to Call Option Agreement

THIS SUPPLEMENTARY AGREEMENT to Call Option Agreement (“this Supplementary Agreement”) is made by the parties below (“the Parties”) in Shanghai, China July 25, 2007:

CGEN Digital Technology (Shanghai) Co., Ltd. (hereinafter referred to as “CGEN Digital”)

Shanghai CGEN Digital Media Network Co., Ltd. (hereinafter referred to as “Shanghai Company”)

Gao Weiming

Chinese ID card number: 310103730527282 (hereinafter referred to as “Shareholder A”)

Cao Xiaofeng

Chinese ID card number: 310112197008270052 (hereinafter referred to as “Shareholder B”)

Yao Fang

Chinese ID card number: 310221670521081 (hereinafter referred to as “Shareholder C”)

Tian Guanyong

Chinese ID card number: 133031651224065 (hereinafter referred to as “Shareholder D”)

Zhu Haiguang

Chinese ID card number: 410423197106070010 (hereinafter referred to as “Shareholder E”) (Shareholder A, Shareholder B, Shareholder C, Shareholder D and Shareholder E, including their respective successors and legal assigns, are hereinafter individually referred to as “a Shanghai Company shareholder” and collectively referred to as “Shanghai Company shareholders”).

Pursuant to the relevant laws and regulations of the People’s Republic of China, the Parties, abiding by the principles of sincere cooperation, equality, mutual benefit and common development and through friendly negotiations, hereby enter into this Supplementary Agreement with respect to the Call Option Agreement signed by them as of January 16, 2006:

1. On the basis of the representation and warranty in Item (2) of Article 4.2 of the Call Option Agreement, Shanghai Company further warrants and undertakes to CGEN Digital that:

Except as consented to by CGEN Digital or compulsorily required by applicable laws, Shanghai Company shall not handle or assist any Shanghai Company shareholder in handling any transfer of the equity of Shanghai Company, or create any security interest or other third-party rights on any equity of Shanghai Company or otherwise dispose of any equity of Shanghai Company.

2. On the basis of the representation and warranty in Item (4) of Article 4.2 of the Call Option Agreement, Shanghai Company further warrants and undertakes to CGEN Digital that:

Before CGEN Digital (or the qualified entity designated by it) exercises call option and obtains all Shanghai Company’s equity or assets, except as compulsorily required by applicable laws, Shanghai Company shall not declare the distribution of or distribute any distributable profits, bonus or dividends to Shanghai Company shareholders.

3. On the basis of the representation and warranty in Item (5) of Article 4.2 of the Call Option Agreement, Shanghai Company further warrants and undertakes to CGEN Digital that:

(1) Except as consented to by CGEN Digital or compulsorily required by applicable laws, any Shanghai Company shareholder shall not transfer any equity of Shanghai Company, or create any security interest or other third-party rights on any equity of Shanghai Company or otherwise dispose of any equity of Shanghai Company.

(2) Before CGEN Digital (or the qualified entity designated by it) exercises call option and obtains all Shanghai Company’s equity or assets, except as compulsorily required by applicable laws, any Shanghai Company shareholder shall not request Shanghai Company to declare the distribution of or distribute any distributable profits, bonus or dividends to it.

(3) Where any Shanghai Company shareholder receives any profits, bonus or dividends from Shanghai Company, it shall donate them to CGEN Digital or make them available to CGEN Digital by other means. If, until then, applicable laws restrict such donation, such profits, bonus or dividends shall be donated to the qualified institution or person designated by CGEN Digital.

(4) For any funds obtained by Shanghai Company shareholders from Shanghai Company or CGEN Digital for financing purpose, Shanghai Company shareholders shall refund them to Shanghai Company or CGEN Digital in time.

(5) Shanghai Company shareholders agree that to the extent permitted by Chinese laws, the price obtained by them from the transfer of all their equities or assets in Shanghai Company will be donated to CGEN Digital. If, until then, applicable laws restrict such donation, such transfer price shall be donated to the qualified institution or person designated by CGEN Digital.

4. This Supplementary Agreement shall go into effect as of the date when it is signed by the Parties.

5. The formation, validity, performance, amendment, interpretation and termination of this Agreement shall be governed by the laws of the People’s Republic of China.

6. Anything not covered herein shall be subject to the provisions of the Call Option Agreement.

(No text below)

IN WITNESS WHEREOF, the Parties hereto have executed this Supplementary Agreement in Shanghai as of the date first above written.

CGEN Digital Technology (Shanghai) Co., Ltd.

(Common seal)

Authorized representative:

(Signature): /s/

Shanghai CGEN Digital Media Network Co., Ltd.

(Common seal)

Authorized representative:

(Signature): /s/

Gao Weiming

(Signature): /s/

Cao Xiaofeng

(Signature): /s/

Yao Fang

(Signature): /s/

Tian Guanyong

(Signature): /s/

Zhu Haiguang

(Signature):/s/